                                                                  EXHIBIT 10.24


                                LEASE AGREEMENT
                          OFFICE AND INDUSTRIAL SPACE

This Lease Agreement is made and entered into as of the 11th day of July, 1996, by and between GB Ventures ("Landlord"), whose address is 4875 Pearl East Circle, Suite 300, Boulder, CO 80301, and Heska Corporation, a California corporation ("Tenant"), whose address is 1825 Sharp Point Drive, Fort Collins, CO 80525 .

In consideration of the covenants, terms, conditions, agreements and payments as herein set forth, the Landlord and Tenant hereby enter into the following
Lease:

1. Definitions. Whenever the following words or phrases are used in this Lease, said words or phrases shall have the following meaning:

         A. "Area" shall mean the parcel of land depicted on Exhibit "A" attached hereto and commonly known and referred to as "Four Prospect" 1612 Specht Point Drive, Fort Collins, Colorado. The Area includes the Leased Premises and one or more buildings. The Area may include Common Areas.

         B.  "Building" shall mean a building located in the Area.

         C. "Common Areas" shall mean all entrances, exits, driveways, curbs, walkways, hallways, parking areas, landscaped areas, restrooms, loading and service areas, and like areas or facilities which are located in the Area and which are designated by the Landlord as areas or facilities available for the nonexclusive use in common by persons designated by the Landlord.

         D. "Leased Premises" shall mean the premises herein leased to the Tenant by the Landlord.

         E. "Tenant's Prorata Share" as to the Building in which the Leased Premises are located shall mean an amount (expressed as a percentage) equal to the number of square feet included in the Leased Premises divided by the total number of leasable square feet included in said Building. The Tenant's Prorata Share as to Common Areas shall mean an amount (expressed as a percentage ) equal to the number of square feet included in the Leased Premises divided by the total number of leasable square feet included in all Buildings located in the Area. The Tenant's Prorata Share for Common Areas may change from time to time as the leasable square footage in all Buildings located in the Area is increased or decreased.

2. Leased Premises. The Landlord hereby leases unto the Tenant, and the Tenant hereby leases from the Landlord, the following described premises:

         Space All in Building 1612 Specht Point Drive consisting of 16,800 square feet.

3. Base Term. The term of this Lease shall commence at 12:00 noon on February 1, 1997, and, unless sooner terminated as herein provided for, shall end at 12:00 noon on October 1, 2004 ("Lease Term"). Except as specifically provided to the contrary herein, the Leased Premises shall, upon the termination of this Lease, by virtue of the expiration of the Lease Term or otherwise, be returned to the Landlord by the Tenant in the same [omitted because stricken by parties] condition than when entered upon by the Tenant, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Tenant in or about the Leased Premises in violation of Hazardous Materials Laws) and Alterations with respect to which Landlord has not reserved the right to require removal excepted. For Option Period see Exhibit F.



4.  Rent.  Tenant shall pay the following rent for the Leased Premises:

         A. Base Monthly Rent. Tenant shall pay to Landlord, without notice and without setoff, at the address of Landlord as herein set forth, the following Base Monthly Rent ("Base Monthly Rent"), said Base Monthly Rent to be paid in advance on the first day of each month during the term hereof. In the event that this Lease commences on a date other than the first day of a month, the Base Monthly Rent for the first month of the Lease Term shall be prorated for said partial month. Below is a schedule of Base Monthly Rental payments as agreed upon:




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                               During Lease Term


         FOR PERIOD                                TO PERIOD                         A BASE MONTHLY
          STARTING                                   ENDING                               RENT OF
      February 1, 1997                          October 1, 2004                         $ 12,600.00


         B. Lease Term Adjustment. If, for any reason, other than delays caused by the Tenant, the Leased Premises are not ready for Tenant's occupancy on February 1, 1997, the Tenant's rental obligation and other monetary expenses (i.e. taxes, utilities, etc.) shall be abated in direct proportion to the number of days of delay. It is hereby agreed that the premises shall be deemed ready for occupancy on the date of Substantial Completion of the Tenant Improvements for the Leased Premises. "Substantial Completion" is defined in Exhibit B, attached hereto and incorporated by reference herein. [omitted because stricken by parties]

         C. Cost of Living Adjustment. The Base Monthly Rental specified in paragraph 4A above shall be recalculated for each Lease Year as defined hereinafter following the first Lease Year of this Lease Agreement. The recalculated Base Monthly Rental shall be hereinafter referred to as the "Adjusted Monthly Rental". The Adjusted Monthly Rental for each Lease Year after the first Lease Year shall be the greater of: (i) the amount of the previous year's Adjusted Monthly Rental, (or the Base Monthly Rental if calculating the Adjusted Monthly Rental for the second Lease Year), or (ii) an amount calculated by the rent adjustment formula set forth below. Notwithstanding the foregoing, in no event shall the increase in any Adjusted Monthly Rental for any Lease Year be greater than six percent (6%) or less than three percent (3%). In applying the rent adjustment formula, the following definitions shall apply:

         (1) "Lease Year" shall mean a period of twelve (12) consecutive full calendar months with the first Lease Year commencing on the date of the commencement of the term of this Lease and each succeeding Lease Year commencing upon the anniversary date of the first Lease Year; however, if this Lease does not commence on the first day of a month, then, the first Lease Year and each succeeding Lease Year shall commence on the first day of the first month following each anniversary date of this Lease;

         (2) "Bureau" shall mean the Bureau of Labor Statistics of the United States Department of Labor or any successor agency that shall issue the Price Index referred to in this Lease Agreement.

         (3) "Price Index" shall mean the "Consumer Price Index-All Urban Consumers-All Items (CPI-U) U.S. City Average (1982-84=100)" issued from time to time by the Bureau. In the event the Price Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the increase in the Price Index shall be made with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc. or failing such publication, by another nationally recognized publisher of similar statistical information. In the event the Price Index shall cease to be published, then, for the purposes of this paragraph 4C there shall be substituted for the Price Index such other index as the Landlord and the Tenant shall agree upon, and if they are unable to agree within sixty (60) days after the Price Index ceases to be published, such matter shall be determined by arbitration in accordance with the Rules of the American Arbitration Association.

         (4) "Base Price Index" shall mean the Price Index released to the public during the second calendar month preceding the commencement of this Lease Agreement.

         (5) "Revised Price Index" shall mean the Price Index released to the public during the second calendar month preceding the Lease Year for which the Base Annual Rental is to be adjusted;

         (6) "Basic Monthly Rental" shall mean the Basic Monthly Rental set forth in subparagraph 4A above. The rent adjustment formula used to calculate the Adjusted Monthly Rental is as follows:

         Adjusted Monthly = Revised Price Index X Base Monthly Rental
            Rental          -------------------
                             Base Price Index

The Adjusted Monthly Rental as hereinabove provided shall continue to be payable monthly as required in paragraph 4A above without necessity of any further notice by the Landlord to the Tenant.





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         D.  Total Net Lease.  The Tenant understands and agrees that this
Lease is a total net lease (a "net, net, net lease"), whereby the Tenant has the obligation to reimburse the Landlord for a share of all costs and expenses (taxes, insurance, trash removal, Common Area operation and maintenance and like costs and expenses), incurred by the Landlord as a result of the Landlord's ownership and operation of the Area. Major capital improvements, such as total replacement of the roof or parking lot are not considered to be maintenance items as described in this Paragraph 6D.

         5. Security Deposit. Landlord acknowledges receipt from the Tenant of the sum of Twelve Thousand, Six Hundred & No/100 Dollars ($ 12,600.00 ) to be retained by Landlord without responsibility for payment of interest thereon, as security for performance of all the terms and conditions of this Lease Agreement to be performed by Tenant, including payment of all rent due under the terms hereof. Deductions may be made by Landlord from the amount so retained for the reasonable cost of repairs to the Leased Premises (ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Tenant in or about the Leased Premises in violation of Hazardous Materials Laws) and Alterations with respect to which Landlord has not reserved the right to require removal excepted), for any rent delinquent under the terms hereof and/or for any sum used in any manner to cure any default of Tenant under the terms of this Lease. In the event deductions are so made, the Tenant shall, within ten (10) days after receipt of notice from the Landlord, redeposit with the Landlord such amounts so expended so as to maintain the deposit in the amount as herein provided for, and failure to so redeposit shall be deemed a failure to pay rent under the terms hereof. Nothing herein contained shall limit the liability of Tenant as to any damage to the Leased Premises, and Tenant shall be responsible for the total amount of any damage and/or loss occasioned by actions of Tenant. Landlord may deliver the funds deposited hereunder by Tenant to any purchaser of Landlord's interest in the Leased Premises in the event such interest shall be sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. Landlord shall return the Security Deposit or balance thereof to Tenant within thirty (30) days after Tenant vacates the Leased Premises.

         6. Use of Premises. Tenant shall use the Leased Premises only for Research, Development and Manufacture of Biopharmaceutical Products and for no other purpose whatsoever except with the written consent of Landlord. Tenant shall not allow any accumulation of trash or debris on the Leased Premises or within any portion of the Area. All receiving and delivery of goods and merchandise and all removal of garbage and refuse shall be made only by way of the rear and/or other service door provided therefore. In the event the Leased Premises shall have no such door, then these matters shall be handled in a manner reasonably satisfactory to Landlord. No storage of any material outside of the Leased Premises shall be allowed unless first approved by Landlord in writing, and then in only such areas as are designated by Landlord. Tenant shall not commit or suffer any waste on the Leased Premises nor shall Tenant permit any nuisance to be maintained on the Leased Premises or permit any disorderly conduct or other activity that annoys or disturbs any occupants of any part of the Area and/or any adjoining property.

         7. Laws and Regulations. -- Tenant Responsibility. The Tenant shall, at its sole cost and expense, comply with all laws and regulations of any governmental entity, board, commission or agency relating to Tenant's particular use of the Leased Premises Tenant agrees not to install any electrical equipment that overloads any electrical paneling, circuitry or wiring and further agrees to comply with the requirements of the insurance underwriter or any governmental authorities having jurisdiction thereof. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to construct or pay the cost of complying with any CC&R's, insurance underwriters' requirements or rules, regulations, statutes, ordinances, laws and building codes (including, without limitation, the Americans With Disabilities Act of 1990) (collectively, "Laws") (i) requiring construction of improvements in the Leased Premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated solely because of Tenant's particular use of the Leased Premises; (ii) regarding the presence of Hazardous Materials unless the same were stored or disposed of by Tenant, its agents, employees or contractors on or in the Leased Premises; or (iii) requiring the correction of any condition existing on the Leased Premises as of the Commencement Date.

         8. Landlord's Rules and Regulations. Landlord reserves the right to adopt and promulgate rules and regulations applicable to the Leased Premises and from time to time amend or supplement said rules or regulations. Notice of such rules and regulations and amendments and supplements thereto shall be given to Tenant, and Tenant agrees to comply with and observe such rules and regulations and amendments and supplements thereto provided that the same apply uniformly to all Tenants of the Landlord in the Area and do not unreasonably interfere with Tenant's rights under this Lease.

         9. Parking. If the Landlord provides off street parking for the common use of Tenants, employees and customers of the Area, the Tenant shall park all





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vehicles of whatever type used by Tenant and/or Tenant's employees only in such areas thereof as are designated by Landlord for this purpose, and Tenant accepts the responsibility of seeing that Tenant's employees park only in the areas so designated. Tenant shall, upon the request of the Landlord, provide to the Landlord license numbers of the Tenant's vehicles and the vehicles of Tenant's employees. Notwithstanding anything to the contrary contained in this Lease, without charge, Tenant shall have the exclusive use of one hundred percent (100%) of all parking spaces within the parking area for the building

         10. Control of Common Areas. -- Exclusive control of the Landlord. All Common Areas shall at all times be subject to the exclusive control and management of Landlord, notwithstanding that Tenant and/or Tenant's employees and/or customers may have a nonexclusive right to the use thereof. Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to the use of said facilities and Common Areas.

         11.  Taxes.

                 A. Real Property Taxes and Assessments. The Tenant shall pay to the Landlord on the first day of each month, as additional rent, the Tenant's Prorata Share of all real estate taxes and special assessments levied and assessed against the Building in which the Leased Premises are located and the Common Areas. If the first and last years of the Lease Term are not calendar years, the obligations of the Tenant hereunder shall be prorated for the number of days during the calendar year that this Lease is in effect. The monthly payments for such taxes and assessments shall be $ 1,292.62 until the Landlord receives the first tax statement for the referred to properties. Thereafter, the monthly payments shall be based upon 1/12th of the prior year's taxes and assessments. Once each year the Landlord shall determine the actual Tenant's Prorata Share of taxes and assessments for the prior year and if the Tenant has paid less than the Tenant's Prorata Share for the prior year the Tenant shall pay the deficiency to the Landlord with the next payment of Base Monthly Rent, or, if the Tenant has paid in excess of the Tenant's Prorata Share for the prior year the Landlord shall forthwith refund said excess to the Tenant. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay any portion of any tax or assessment expense (i) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes; (ii) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; (iii) imposed on land and improvements other than the Area; or (iv) attributable to Landlord's net income, inheritance, gift, transfer, franchise, estate or state taxes. Tenant may in good faith contest any tax or assessment, provided that Tenant indemnifies Landlord from any loss or liability in connection therewith.

                 B. Personal Property Taxes. Tenant shall be responsible for, and shall pay promptly when due, any and all taxes and/or assessments levied and/or assessed against any furniture, fixtures, equipment and items of a similar nature installed and/or located in or about the Leased Premises by Tenant.

                 C. Rent Tax. If a special tax, charge or assessment is imposed or levied upon the rents paid or payable hereunder or upon the right of the Landlord to receive rents hereunder (other than to the extent that such rents are included as a part of the Landlord's income for the purpose of an income tax), the Tenant shall reimburse the Landlord for the amount of such tax within fifteen (15) days after demand therefore is made upon the Tenant by the Landlord.

                 D. Should Landlord protest and win a reduction in the real estate taxes for the Building and Area, Tenant shall be obligated to pay its Prorata Share of the cost of such protest, if the protest is handled by a party other than the Landlord. Tenant also shall receive from Landlord a credit in the amount of Tenant's Prorata Share of the reduction won by Landlord.

         12.  Insurance.

                 A. Landlord's Insurance. The Landlord shall procure and maintain fire and casualty coverage for full replacement value of building to include, but not be limited to, the Tenant Improvements constructed pursuant to Exhibit B hereof, roofs and walls, loss of rents and liability insurance as it, from time to time, deems proper and appropriate in reference to the Building in which the Leased Premises are located and the Common Areas. Such insurance shall not be required to cover any of the Tenant's property and the Tenant shall have no interest in any of the proceeds of such insurance.

                 B. Tenant's Insurance. Tenant shall, at its sole cost and expense, insure on a full replacement cost basis, Tenant's inventory, fixtures, leasehold improvements (other than the Tenant Improvements constructed by Landlord pursuant to Exhibit B) and betterments located on the Leased Premises against loss resulting from fire or other casualty. Tenant shall procure, pay for and maintain, comprehensive public liability insurance providing coverage from and against any loss or damage occasioned by an accident or casualty on, about or adjacent to the Leased Premises. Said liability policy shall be written on an "occurrence basis" with limits of not less than $1,000,000 combined single limit





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coverage.  Certificates for such insurance shall be delivered to Landlord and shall provide that said insurance shall not be changed, modified, reduced or cancelled without thirty (30) days prior written notice thereof being given to Landlord.

                 C. Tenant's High Pressure Steam Boiler Insurance. If Tenant makes use of any kind of steam or other high pressure boiler or other apparatus which presents a risk of damage to the Leased Premises or to the Building or other improvements of which the Leased Premises are a part or to the life or limb of persons within such premises, Tenant shall secure and maintain appropriate boiler insurance in an amount satisfactory to Landlord. The Landlord shall be named insured in any such policy or policies. Certificates for such insurance shall be delivered to Landlord and shall provide that said insurance shall not be changed, modified, reduced or cancelled without thirty
(30) days prior written notice thereof being given to Landlord.

                 D. Tenant's Share of Landlord Insurance. Tenant shall pay the Landlord as additional rent Tenant's Prorata Share of the insurance secured by the Landlord pursuant to "12A" above. Payment shall be made on the first day of each month as additional rent. The monthly payments for such insurance shall be $58.94 until changed by Landlord as a result of an increase or decrease in the cost of such insurance.

                 E. Mutual Subrogation Waiver. Landlord and Tenant hereby grant to each other, on behalf of any insurer providing personal injury, fire and extended coverage to either of them covering the Leased Premises, Buildings or other improvements thereon or contents thereof, a waiver of any right of subrogation any such insurer of one party may acquire against the other or as against the Landlord or Tenant by virtue of payments of any loss under such insurance. Such a waiver shall be effective so long as the Landlord and Tenant are empowered to grant such waiver under the terms of their respective insurance policy or policies and such waiver shall stand mutually terminated as of the date either Landlord or Tenant gives notice to the other that the power to grant such waiver has been so terminated.

         13. Utilities. Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electric, sewer service and any other utility service used or consumed on the Leased Premises. Should Landlord elect to supply all or any of the utility services to be used or consumed on the Leased Premises, Tenant shall, within twenty (20) days after receipt of presentation of the statement for such utility service, pay to Landlord, as additional rent under the terms hereof, the amount of said statement if it represents utility service furnished to the Leased Premises only or its prorata share of said statement if it includes utility service to an area greater than the Leased Premises. Said proration of utilities shall be reviewed by Landlord and Tenant at the end of the first year of occupancy, at which time Landlord shall determine if the present percentage of said total utilities is equitable in relation to the use of total services by all the Tenants and will be adjusted reasonably by Landlord, if necessary. The Tenant shall forthwith upon taking occupancy of the Leased Premises make arrangements with the Public Service Company, U.S. West or other appropriate utility company to pay the utilities used on the Leased Premises and to have the same billed to the Tenant at the address designated by the Tenant. Should there be a time where the Landlord remains responsible for utilities supplied to the Leased Premises, the Landlord shall bill the Tenant therefore and the Tenant shall promptly reimburse the Landlord therefore. In no event shall Landlord be liable for any interruption or failure in the supply of any such utility to the Leased Premises, except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees, contractors or invitees. Notwithstanding anything to the contrary contained in this Lease, if the Leased Premises should become not reasonably suitable for Tenant's use as a consequence of fire, casualty, exercise of eminent domain, cessation of utilities or other services required to be provided to the Leased Premises by Landlord, interference with access to the Leased Premises, legal restrictions or the presence of any Hazardous Material which does not result from the Tenant's use, storage or disposal of such Hazardous Material in or about the Leased Premises in violation of Hazardous Materials Laws, and in any of the foregoing cases the interference with Tenant's use of the Leased Premises persists for seven (7) consecutive calendar days, then Tenant shall be entitled to an equitable abatement of rent to the extent of the interference with Tenant's use of the Leased Premises occasioned thereby. If the interference persists for more than thirty (30) consecutive calendar days, Tenant shall have the right to terminate this Lease.

         In the event the utility company supplying water and/or sewer to the Leased Premises determines that an additional service fee, impact fee, and/or assessment, or any other type of payment or penalty is necessary due to Tenant's use and occupancy of the Building, nature of operation and/or consumption of utilities, said expense shall be borne solely by the Tenant. Said expense shall be paid promptly and any repairs requested by the utility company shall be performed by Tenant promptly [omitted because stricken by parties] and without any delay.

         14.  Maintenance Obligations of Landlord.  Except as herein otherwise





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specifically provided for, and not including capital improvement, Landlord shall keep and maintain the roof, roof membrane, and exterior of the Building of which the Leased Premises are a part in good repair and condition. Tenant shall repair and pay for any damage to roof, foundation and external walls caused by Tenant's action, negligence or fault.

         15. Maintenance Obligations of the Tenant. Subject only to the maintenance obligations of the Landlord as herein provided for, the Tenant shall, during the entire Lease Term, including all extensions thereof, at the Tenant's sole cost and expense, keep and maintain the Leased Premises in good condition and repair, including specifically the following:

                 A. Electrical Systems. Tenant agrees to maintain in good working order and to make all required repairs and replacements to the electrical systems for the Leased Premises. Tenant upon signing this Lease acknowledges that Tenant has inspected the existing electrical systems and all such systems are in good repair and working order.

                 B. Plumbing Systems. Tenant agrees to maintain in good working order and to make all required repairs or replacements to the plumbing systems for the Leased Premises. Tenant upon signing this Lease acknowledges that Tenant has inspected the existing plumbing systems and all such systems are in good repair and working order.

                 C. Inspections and Service. Upon termination of Lease Agreement, Tenant agrees, before vacating premises, to employ at Tenant's sole cost and expense, a licensed contractor to inspect, service and write a written report on the systems referred to in "A" and "B" of this Paragraph. Landlord shall have the right to order such an inspection if Tenant fails to provide evidence of such inspection, and, to follow the recommendations of such reports and to charge the expense thereof to the Tenant.

                 D. Tenant's Responsibility for Building and Area Repairs. Tenant shall be responsible for any repairs required for any part of the Building or Area of which the Leased Premises are a part if such repairs are necessitated by the negligence or willful misconduct of Tenant.

                 E. Cutting Roof. Tenant must obtain in writing the Landlord's approval prior to making any roof penetrations. Failure by Tenant to obtain written permission to penetrate a roof shall relieve Landlord of any roof repair obligations as set forth in Paragraph "14" hereof. Tenant further agrees to repair, at its sole cost and expense, all roof penetrations made by the Tenant and to use, if so requested by Landlord, a licensed contractor reasonably selected by the Landlord to make such penetrations and repairs.

                 F. Glass and Doors. The repair and replacement of all glass and doors on the Leased Premises shall be the responsibility of the Tenant. Any such replacements or repairs shall be promptly completed at the expense of the Tenant.

                 G. Liability for Overload. Tenant shall be responsible for the repair or replacement of any damage to the Leased Premises, the Building or the Area which result from the Tenant's movement of heavy articles therein or thereon. Tenant shall not overload the floors of any part of the Leased Premises.

                 H. Liability for Overuse and Overload of Operating Systems. Tenant shall be responsible for the repair, upgrade, modification, and/or replacement of any operating systems servicing the Leased Premises and/or all or part of the Building which is necessitated by Tenant's change or increase in use of or non-disclosed use of all or a part of the Leased Premises. Operating systems include, but are not limited to, electrical systems; plumbing systems (both water and natural gas); heating, ventilating, and air conditioning systems; telecommunications systems; computer and network systems; lighting systems, fire sprinkler systems; security systems; and building control systems, if any.

                 I. Repair or Replacement of Capital Items. Notwithstanding anything to the contrary contained in this lease, if any Operating System required to be maintained by Tenant hereunder requires a repair or replacement of a capital nature, as determined in accordance with generally accepted accounting principles, Landlord shall pay for the capital repair or replacement and Tenant shall reimburse to Landlord, as additional rent, the monthly amortized cost of the item based on its useful life to the extent that the useful life falls during the Term hereof, as extended.

                 I. [omitted because stricken by parties]

                 J. Failure of Tenant to Maintain Premises. Should Tenant neglect to keep and maintain the Leased Premises as required herein, the Landlord shall have the right, but not the obligation, to have the work done and any reasonable





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costs plus a ten percent (10%) overhead charge therefore shall be charged to
Tenant as additional rental and shall become payable by Tenant with the payment of the rental next due.

                 K. Operating Systems. Notwithstanding anything to the contrary contained in this Lease, as of the Commencement Date and at no cost to Tenant, the Operating Systems serving the Leased Premises shall be in good working order and repair. If during the first thirty (30) days of the Term, any Operating System is not in the condition required by the foregoing sentence, Tenant shall notify Landlord of the need for repair and Landlord promptly shall complete the repair at no cost to Tenant.

         16. Common Area Maintenance. Tenant shall be responsible for Tenant's Prorata share of the total costs incurred for the operation, maintenance and repair of the Common Areas, including, but not limited to, the costs and expenses incurred for the operation, maintenance and repair of parking areas (including restriping and repaving); removal of snow; utilities for common lighting and signs; normal HVAC maintenance and elevator maintenance (if applicable); trash removal; security to protect and secure the Area; common entrances, exits, and lobbies of the Building; all common utilities, including water to maintain landscaping; replanting in order to maintain a smart appearance of landscape areas; supplies; depreciation on the machinery and equipment used in such operation, maintenance and repair; the cost of personnel to implement such services; the cost of maintaining in good working condition the HVAC system(s) for the Leased premises; the cost of maintaining in good working condition the elevator(s) for the Leased Premises, if applicable; and Ten percent ( 10 %) of all such operational, maintenance and repair costs to cover Landlord's administrative and overhead costs. These costs shall be estimated on an annual basis by the Landlord and shall be adjusted upwards or downwards depending on the actual costs for the preceding twelve months.
Tenant shall pay monthly, commencing with the first month of the Lease Term, as additional rent due under the terms hereof, a sum equal to Tenant's Prorata Share of the estimated costs for said twelve (12) month period, divided by 12. The estimated initial monthly costs are $ 866.20. Once each year the Landlord shall determine the actual costs of the foregoing expenses for the prior year and if the actual costs are greater than the estimated costs, the Tenant shall pay its Tenant's Prorata Share of the difference between the estimated costs and the actual costs to the Landlord with the next payment of Base Monthly Rent, or, if the actual costs are less than the estimated costs, the Landlord shall forthwith refund the amount of the Tenant's excess payment to the Tenant. Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant have any obligation to perform, to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, costs and expenses (collectively, "Costs"): (i) Costs occasioned by the act, omission or violation of Law by Landlord, any other occupant of the Area, or their respective agents, employees or contractors, or Costs to correct any construction defect or other condition in the Leased Premises or the Building not in compliance with law as of the Commencement Date; (ii) Costs occasioned by fire, acts of God or other casualties, or by the exercise of the power of eminent domain; (iii) Costs which Tenant pays directly to a third person or for which Landlord has a right of reimbursement from others (iv) Costs (A) arising from the disproportionate use of any utility or service supplied by Landlord to any other occupant of the Area; or (B) associated with utilities and services of a type not provided to Tenant; (v) Costs related to Hazardous Materials, excepted to the extent the Cost is caused by the storage, use or disposal of the Hazardous Material in question by Tenant in violation of Hazardous Materials Laws; (vi) Costs incurred in connection with negotiations or disputes with other occupant(s) of the Area; (vii) depreciation, amortization or other expense reserves; (viii) interest, charges and fees incurred on dept, payments on mortgages and rent under ground leases; or (ix) wages, salaries, compensation and labor burden for any employee not stationed in the Area on a full-time basis, or any fee, profit or compensation retained by Landlord or its affiliates for management and administration of the Area in excess of the management fee which would be charged by a professional management service for operation of comparable projects in the vicinity of the Area. In addition, notwithstanding anything to the contrary contained in this Lease, within thirty (30) days after receipt by Tenant of Landlord's statement of Common Area costs for any prior calendar year during the Term, Tenant or its authorized representative shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office in the Area, or, at Landlord's option, such other location as Landlord reasonably may specify, for the purpose of verifying the information contained in the statement. Unless Tenant asserts specific error within thirty
(30) days after receipt of the statement, the statement shall be deemed correct as between Landlord and Tenant, except as to individual components subsequently determined to be in error by a future audit.

         17. Inspection of and Right of Entry to Leased Premises--Regular, Emergency, Reletting. Landlord and/or Landlord's agents and employees, shall have the right to enter the Leased Premises with reasonable prior notice at all times during regular business hours and, at all times during emergencies, to examine the Leased Premises, to make such repairs, alterations, improvements or





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additions as Landlord deems necessary, and Landlord shall be allowed to take all materials into and upon said Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while such repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant or otherwise. During the six months prior to the expiration of the term of this Lease or any renewal thereof, Landlord may exhibit the Leased Premises to prospective tenants and/or purchasers and may place upon the Leased Premises the usual notices indicating that the Leased Premises are for lease and/or sale. Notwithstanding anything to the contrary contained in this Lease, any entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary, and Tenant shall have the right to have an employee accompany Landlord and/or its agents at all times that Landlord and/or its agents are present on the Leased Premises.

         18. Alteration-Changes and Additions-Responsibility. Unless the Landlord's approval is first secured in writing, such approval not to be unreasonably withheld or delayed, the Tenant shall not install or erect inside partitions, add to existing electric power service, add telephone outlets, add light fixtures, install additional heating and/or air conditioning or make any other changes or alterations to the interior or exterior of the Leased Premises. Notwithstanding the foregoing, Tenant may make non-structural alterations to the Leased Premises not in excess of Twenty-Five Thousand Dollars ($25,000) per work of improvement without obtaining Landlord's prior consent. Any such changes or alterations shall be made at the sole cost and expense of the Tenant. At the end of this Lease, all such fixtures, equipment, additions, changes and/or alterations (except trade fixtures installed by Tenant) shall be and remain the property of Landlord; provided, however, Landlord shall have the option, given in writing at the time that Tenant requests Landlord's consent, or, if no consent is required, upon the expiration or earlier termination of this Lease, to require Tenant to remove any or all such fixtures, equipment, additions and/or alterations and restore the Leased Premises to the condition existing immediately prior to such change and/or installation, normal wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Tenant in or about the Leased premises in violation of Hazardous Materials Laws) and Alterations with respect to which Landlord has not reserved the right to require removal excepted, all at Tenant's cost and expense. All such work shall be done in a good and workmanlike manner and shall consist of new materials unless agreed to otherwise by Landlord. Any and all repairs, changes and/or modifications thereto shall be the responsibility of, and at the cost of, Tenant. Landlord may require adequate security from Tenant assuring no mechanics' liens on account of work done on the Leased Premises by Tenant and may post the Leased Premises, or take such other action as is then permitted by law, to protect the Landlord and the Leased Premises against mechanics' liens. Landlord may also require adequate security to assure Landlord that the Leased Premises will be restored to their original condition upon termination of this Lease.

         19. Sign Approval. Except for signs which are located inside of the Leased Premises and which are not attached to any part of the Leased Premises, the Landlord must approve in writing any sign to be placed in or on the interior or exterior of the Leased Premises, regardless of size or value. Landlord's approval shall not be unreasonably withheld or delayed. Specifically, signs attached to windows of the Leased Premises must be so approved by the Landlord. As a condition to the granting of such approval, Landlord shall have the right to require Tenant to furnish a bond or other security acceptable to Landlord sufficient to insure completion of and payment for any such sign work to be so performed. Tenant shall, during the entire Lease Term, maintain Tenant's signs in good condition and repair at Tenant's sole cost and expense. Tenant shall, remove all signs at the termination of this Lease, at Tenant's sole risk and expense and shall in a workmanlike manner properly repair any damage and close any holes caused by the installation and/or removal of Tenant's signs. Tenant shall give Landlord prior notice of such removal so that a representative of Landlord shall have the opportunity of being present when the signage is removed, or shall pre-approve the manner and materials used to repair damage and close the holes caused by removal.

         20. Right of Landlord to Make Changes and Additions. Landlord reserves the right at any time to make reasonable alterations or additions to the Building or Area of which the Leased Premises are a part. Landlord also reserves the right to construct other buildings and/or improvements in the Area and to make alterations or additions thereto, all as Landlord shall determine. Easements for light and air are not included in the leasing of the Leased Premises to Tenant. Landlord further reserves the exclusive right to the roof of the Building of which the Leased Premises are a part. Landlord also reserves the right at any time to relocate, vary and adjust the size of any of the improvements or Common Areas located in the Area, provided, however, that all such changes shall be in compliance with the requirements of governmental authorities having jurisdiction over the Area. Landlord shall use reasonable efforts in exercising the foregoing rights to minimize interference with Tenant's possession of and right to use the Leased Premises. Nothing in this Lease will require Tenant to indemnify, hold harmless or release Landlord for, and Landlord shall indemnify, defend with





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counsel reasonably acceptable to Tenant, protect and hold harmless Tenant with respect to, any claim, loss, expense, cost judgement and/or demand, or fees, arising from the negligence or willful misconduct of Landlord, its agents, employees or contractors, or a breach of the obligations of Landlord hereunder, or a violation of Law by Landlord.

         21. Damage or Destruction of Leased Premises. In the event the Leased Premises and/or the Building of which the Leased Premises are a part shall be totally destroyed by fire or other casualty or so badly damaged that, in the opinion of Landlord and Tenant, it is not feasible to repair or rebuild same, Landlord shall have the right to terminate this Lease upon written notice to Tenant. If the Leased Premises are partially damaged by fire or other casualty, [omitted because stricken by parties] and said Leased Premises are not rendered untenantable thereby, as determined by Landlord and Tenant, an appropriate reduction of the rent shall be allowed for the unoccupied portion of the Leased Premises until Landlord's repair thereof shall be substantially completed. If the Landlord elects to exercise the right herein vested in it to terminate this Lease as a result of damage to or destruction of the Leased Premises or the Building in which the Leased Premises are located, said election shall be made by giving notice thereof to the Tenant within thirty
(30) days after the date of said damage or destruction. Notwithstanding anything to the contrary contained in this Lease:

                 (i) Landlord shall not have the right to terminate this Lease if damage to or destruction of the Leased Premises results from a casualty ordinarily covered by insurance required to be carried by Landlord under this Lease.

                 (ii) In the event of damage to the Leased Premises which is not required to be covered by insurance, and is not covered by insurance actually carried, Landlord shall not have the right to terminate this Lease (A) if the damage is relatively minor (e.g. repair or restoration would take fewer than sixty (60) days or it would cost less than ten percent (10%) of the replacement cost of the Leased Premises); or (B) if Tenant agrees to pay the cost of repair in excess of ten percent (10%) of the then replacement cost of the Leased Premises.

                 (iii) If the Leased Premises are damaged by any peril and Landlord does not elect to terminate this Lease or its not entitled to terminate this Lease pursuant to its terms, then as soon as reasonably practicable, Landlord shall furnish Tenant with a written option of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised by delivery to Landlord of a written notice of election to terminate within thirty (30) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration: (A) the Leased Premises, with reasonable diligence, cannot be fully repaired by Landlord within ninety (90) days after the damage or destruction; or (B) if the Premises are damaged by any peril within twelve (12) months of the last day of Term, and cannot be substantially restored within sixty (60) days after the date of such damage.

                 (iv) If this Lease is not terminated by Landlord or Tenant as provided herein, Landlord shall restore the Leased Premises and all Tenant Improvements installed by Landlord to the condition in which they existed immediately prior to the casualty.

         22. Governmental Acquisition of Property. The parties agree that Landlord shall have complete freedom of negotiation and settlement of all matters pertaining to the acquisition of the Leased Premises, the Building, the Area, or any part thereof, by any governmental body or other person or entity via the exercise of the power of eminent domain, it being understood and agreed that any financial settlement made or compensation paid respecting said land or improvements to be so taken, whether resulting from negotiation and agreement or legal proceedings, shall be the exclusive property of Landlord, there being no sharing whatsoever between Landlord and Tenant of any sum so paid. In the event of any such taking, Landlord shall have the right to terminate this Lease on the date possession is delivered to the condemning person or authority.
Such taking of the property shall not be a breach of this Lease by Landlord nor give rise to any claims in Tenant for damages or compensation from Landlord. Nothing herein contained shall be construed as depriving the Tenant of the right to retain as its sole property any compensation paid for any tangible personal property owned by the Tenant which is taken in any such condemnation proceeding, or a separate award made by the condemning authority for relocation costs, moving expenses or loss of goodwill..

         23. Assignment or Subletting. Tenant may not assign this Lease, or sublet the Leased Premises or any part thereof, without the written consent of Landlord, such consent not to be unreasonably withheld. No such assignment or subletting if approved by the Landlord shall relieve Tenant of any of its obligations hereunder, and, the performance or nonperformance of any of the covenants herein contained by subtenants shall be considered as the performance or the





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nonperformance by the Tenant.  In the event of an acquisition, merger, or reorganization, the assignment of the Lease shall not be unreasonably withheld by Landlord. Notwithstanding anything to the contrary contained in this Lease, Tenant, without Landlord's prior written consent, may sublet the Leased Premises or assign this Lease to: (i) a subsidiary, affiliate, franchisee, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of Tenant's assets located at the Leased Premises, with Landlord's right to reasonably approve the assignment. For purposes of this Lease, a sale of Tenant's capital stock either privately or through any public exchange shall not be deemed an assignment, subletting or other transfer of this Lease or the Leased Premises requiring Landlord's consent.

         24. Warranty of Title. Subject to the provisions of the following three (3) paragraphs hereof, Landlord covenants it has good right to lease the Leased Premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy and enjoy the Leased Premises during the term of the Lease.

         25. Access. Landlord shall provide Tenant nonexclusive access to the Leased Premises through and across land and/or other improvements owned by Landlord. Landlord shall have the right, during the term of this Lease, to designate, and to change, such nonexclusive access, so long as Tenant's access to the Leased Premises is not impaired thereby.

         26. Subordination. Tenant agrees that this Lease shall be subordinate to any mortgages, trust deeds or ground leases that may now exist or which may hereafter be placed upon said Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Tenant shall execute and deliver whatever instruments may be required for the above purposes, and failing to do so within ten (10) business days after demand in writing shall be deemed to be a breach of this Lease [omitted because stricken by parties]. Tenant shall in the event of the sale or assignment of Landlord's interest in the Area or in the Building of which the Leased Premises form a part, or in the event of any proceedings brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease. Notwithstanding anything to the contrary contained in this Lease, Tenant, Landlord shall deliver to Tenant, within thirty (30) days after the date of this Lease, a recognition agreement in standard form from the existing holder of any deed of trust or similar instrument affecting the Leased Premises, whereby such holder agrees to recognize the leasehold interest of Tenant following a foreclosure of any such interest. Further, as a condition to Tenant's obligation to subordinate its leasehold interest to a future ground lease or instrument of security, Landlord shall obtain from any such ground lessors or lenders a written recognition agreement in the holder's standard form, whereby such holder agrees to recognize the leasehold interest of Tenant following a foreclosure of any such interest.

         27. Easements. The Landlord shall have the right to grant any easement on, over, under and above the Area for such purposes as Landlord determines, provided that such easements do not materially interfere with Tenant's occupancy and use of the Leased Premises.

         28.  Tenant's Hold Harmless and Indemnification Agreement.   Except to
the extent caused by the negligence or willful misconduct of Landlord, its agents, employees, contractors or invitees, Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, expenses, costs, judgments, and/or demands, including court costs and reasonable attorney's fees, suffered or incurred by the Landlord, arising from activities of Tenant on the Leased Premises or in the Building or in the Area and/or on account of any operation or action by Tenant and/or from and against all claims arising from any breach or default on the part of Tenant or any act of negligence of Tenant, it agents, contractors, servants, employees, licensees, or invitees; or any accident, injury or death of any person or damage to any property in or about the Leased Premises, the Building or the Area.

         29. Acts or Omission of Others. The Landlord, or its employees or agents, or any of them, shall not be responsible or liable to the Tenant or to the Tenant's guests, invitees, employees, agents or any other person or entity, for any loss or damage that may be caused by the acts or omissions of other tenants, their guests or invitees, occupying any other part of the Area or by persons who are trespassers on or in the Area, or for any loss or damage caused or resulting from the bursting, stoppage, backing up or leaking of water, gas, electricity or sewers or caused in any other manner whatsoever, unless such loss or damage is caused by or results from the negligent acts or willful misconduct of the Landlord, its agents, employees or contractors.

         30. Interest on Past Due Obligations. Any amount due to Landlord not paid when due shall bear interest at One and One Half (1 1/2%) percent per month from





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due date until paid.  Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         31. Holding Over- Last Month's Rent. If Tenant shall remain in possession of the Leased Premises after the termination of this Lease, whether by expiration of the Lease Term or otherwise, without a written agreement as to such possession, then Tenant shall be deemed a month-to-month Tenant. The rent rate during such holdover tenancy shall be equivalent to one hundred fifty percent (150%) [omitted because stricken by parties] the monthly rent paid for the last full month of tenancy under this Lease, excluding any free rent concessions which may have been made for the last full month of the Lease. No holding over by Tenant shall operate to renew or extend this Lease without the written consent of Landlord to such renewal or extension having been first obtained. Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in surrendering possession of the Leased Premises including, without limitation, any claims made with regard to any succeeding occupancy bounded by such holdover period.

         32. Modification or Extensions. No modification or extension of this Lease shall be binding upon the parties hereto unless in writing and unless signed by the parties hereto.

         33. Notice Procedure. All notices, demands and requests which may be or are required to be given by either party to the other shall be in writing and such that are to be given to Tenant shall be deemed to have been properly given if served on Tenant or an employee of Tenant or sent by nationally recognized overnight courier service or sent to Tenant by United States registered or certified mail, return receipt requested, properly sealed, stamped and addressed to Tenant at 1825 Sharp Point Drive, Fort Collins, CO 80525 or at such other place as Tenant may from time to time designate in a written notice to Landlord; and, such as are to be given to Landlord shall be deemed to have been properly given if personally served on Landlord or sent by nationally recognized overnight courier service or if sent to Landlord, United States registered or certified mail, return receipt requested, properly sealed, stamped and addressed to Landlord at 4875 Pearl East Circle #300, Boulder, CO 80301 or at such other place as Landlord may from time to time designate in a written notice to Tenant. Any notice given by mailing shall be effective as of the date of mailing.

         34. Memorandum of Lease-Notice to Mortgagee. The Landlord and Tenant agree not to place this Lease of record, but upon the request of either party to execute and acknowledge so the same may be recorded a short form lease indicating the names and respective addresses of the Landlord and Tenant, the Leased Premises, the Lease Term, the dates of the commencement and termination of the Lease Term and options for renewal, if any, but omitting rent and other terms of this Lease. Tenant agrees to an assignment by Landlord of rents and of the Landlord's interest in this Lease to a mortgagee, if the same be made by Landlord. Tenant further agrees if requested to do so by the Landlord, so long as Tenant is provided with the address of the mortgagee, that it will give to said mortgagee a copy of any request for performance by Landlord or notice of default by Landlord; and in the event Landlord fails to cure such default, the Tenant will give said mortgagee a thirty (30) day period in which to cure the same. Said period shall begin with the last day on which Landlord could cure such default before Tenant has the right to exercise any remedy by reason of such default. All notices to the mortgagee shall be sent by United States registered or certified mail, postage prepaid, return receipt requested.

         35. Controlling Law. The Lease, and all terms hereunder shall be construed consistent with the laws of the State of Colorado. Any dispute resulting in litigation hereunder shall be resolved in court proceedings instituted in Larimer County and in no other jurisdiction.

         36. Landlord Not a Partner With the Tenant. Nothing contained in this Lease shall be deemed, held or construed as creating Landlord as a partner, agent, associate of or in joint venture with Tenant in the conduct of Tenant's business, it being expressly understood and agreed that the relationship between the parties hereto is and shall at all times remain that of Landlord and Tenant.

         37. Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons and circumstances other than those to which it has been held invalid or unenforceable, shall not be affected thereby, and each term, covenant and condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

         38.  Default-Remedies of Landlord.

                 A. If Tenant shall fail to pay any sum due hereunder within five (5) days after receipt of written notice from Landlord that such sum is due, Tenant shall be in default under this Lease. If Tenant fails to keep any of the other terms, covenants or conditions of this Lease, and has not cured such breach within thirty (30) days after receipt of written notice from Landlord (or, if the breach cannot be cured within thirty (30) days, Tenant fails to commence the cure





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within the thirty (30) - day period or thereafter fails to diligently prosecute the cure to completion), Tenant shall be in default under this Lease. In the event of any such default, [omitted because stricken by parties] Landlord may immediately, or at any time thereafter, reenter the Leased Premises, remove all persons and property therefrom in compliance with applicable law, without being liable to indictment, prosecution for damage therefore, or for forcible entry and detainer and repossess and enjoy the Leased Premises, together with all additions thereto or alterations and improvements thereof. Landlord may, at its option, at any time and from time to time thereafter, relet the Leased Premises or any part thereof for the account of Tenant or otherwise, and receive and collect the rents therefore and apply the same first to the payment of such expenses as Landlord may have incurred in recovering possession and for putting the same in good order and condition for rerental, and expense, commissions and charges paid by Landlord in reletting the Leased Premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. In lieu of reletting such Leased Premises, Landlord may occupy the same or cause the same to be occupied by others. Whether or not the Leased Premises or any part thereof be relet, Tenant shall pay the Landlord the rent and all other charges required to be paid by Tenant up to the time of the expiration of this Lease or such recovered possession, as the case may be and thereafter, Tenant, if required by Landlord, shall pay to Landlord until the end of the term of this Lease, the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Tenant, less the net amount received by Landlord for such reletting, if any, unless waived by written notice from Landlord to Tenant. No action by Landlord to obtain possession of the Leased Premises and/or to recover any amount due to Landlord hereunder shall be taken as a waiver of Landlord's right to require full and complete performance by Tenant of all terms hereof, including payment of all amounts due hereunder or as an election on the part of Landlord to terminate this Lease Agreement. If the Leased Premises shall be reoccupied by Landlord, then, from and after the date of repossession, Tenant shall be discharged of any obligations to Landlord under the provisions hereof for the payment of rent. If the Leased Premises are reoccupied by the Landlord pursuant hereto, and regardless of whether the Leased Premises shall be relet or possessed by Landlord, all fixtures, additions, furniture, and the like then on the Leased Premises, excluding any equipment, fixtures, and furniture that Tenant may be leasing from a third party, may be retained by Landlord. In the event Tenant is in default under the terms hereof and, by the sole determination of Landlord, has abandoned the Leased Premises, Landlord shall have the right to remove all the Tenant's property from the Leased Premises and dispose of said property in such a manner as determined best by Landlord, at the sole cost and expense of Tenant and without liability of Landlord for the actions so taken, so long as the foregoing actions of Landlord are taken in compliance with applicable Law.

                 B. In the event an assignment of Tenant's business or property shall be made for the benefit of creditors, or, if the Tenant's leasehold interest under the terms of this Lease Agreement shall be levied upon by execution or seized by virtue of any writ of any court of law, or, if application be made for the appointment of a receiver for the business or property of Tenant, or, if a petition in bankruptcy shall be filed by or against Tenant, and the foregoing are not resolved and/or dismissed within sixty (60) days, then and in any such case, at Landlord's option, with or without notice, Landlord may terminate this Lease and immediately retake possession of the Leased Premises without the same working any forfeiture of the obligations of Tenant hereunder.

                 C.  [omitted because stricken by parties]

                 D. In addition to remedy granted to Landlord by the terms hereof, Landlord shall have available any and all rights and remedies available under the statutes of the State of Colorado. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered exclusive of any other remedy but shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Further, all powers and remedies given by this Lease to Landlord may be exercised, from time to time, and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be considered to be a waiver of any such default or acquiescence thereof. The acceptance of rent by Landlord shall not be deemed to be a waiver of any breach of any of the covenants herein contained or of any of the rights of Landlord to any remedies herein given.

                 E. If Tenant shall, for any reason, abandon [omitted because stricken by parties] the Leased Premises before the current expiration date, and such abandonment is accompanied by Tenant's failure to pay Monthly Base Rent or additional rent hereunder,





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landlord shall have the right to accelerate rental payments and any and all future rent payments due during the course of the Lease Term shall become immediately payable in full to the Landlord.

         39. Legal Proceedings-Responsibilities. In the event of proceeding at law or in equity by either party hereto, the defaulting party shall pay all costs and expenses, including all reasonable attorney's fees incurred by the non-defaulting party in pursuing such remedy, if such non-defaulting party is awarded substantially the relief requested.

         40. Administrative Charges. In the event any check, bank draft or negotiable instrument given for any money payment hereunder shall be dishonored at any time and from time to time, for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, (1) to make an administrative charge of $100.00 or three times the face value of the check, bank draft or negotiable instrument, whichever is smaller, and (2) at Landlord's sole option, to require Tenant to make all future rental payments in cash or cashiers check.

         41.  Hazardous Materials and Environmental Considerations.

                 A. Tenant covenants and agrees that Tenant and its agents, employees, contractors and invitees shall comply with all Hazardous Materials Laws (as hereinafter defined) applicable to Tenant's business. Without limiting the foregoing, Tenant covenants and agrees that it will not use, generate, store or dispose of, nor permit the use, generation, storage or disposal of Hazardous Materials (as hereinafter defined) on, under or about the Leased Premises, nor will it transport or permit the transportation of Hazardous Materials to or form the Leased Premises, except in full compliance with any applicable Hazardous Materials Laws. If required by applicable Hazardous Materials Laws, any Hazardous Materials located on the Leased Premises shall be handled in an appropriately controlled environment which shall include the use of such equipment (at Tenant's expense) as is necessary to meet standards imposed by any applicable Hazardous Materials Laws and in such a way as not to interfere with any other tenant's use of its premises. Upon breach of any covenant contained herein, Tenant shall, at Tenant's sole expense, cure such breach by taking all action prescribed by any applicable Hazardous Materials Laws or by any governmental authority with jurisdiction over such matters.

                 B. Tenant shall provide Landlord with a list of Hazardous Materials that Tenant intends to use in the Leased Premises prior to the Commencement Date and shall inform Landlord [omitted because stricken by parties] of [omitted because stricken by parties] any Hazardous Materials it intends to use, generate, handle, store or dispose of, on or about or transport from, the Leased Premises Tenant also shall notify Landlord of [omitted because stricken by parties] Tenant's discovery of any Hazardous Materials which differ from those on the list. [omitted because stricken by parties] Tenant shall provide to Landlord copies of all communications to or from any governmental authority or any other party relating to Hazardous Materials affecting the Leased Premises.

                 C. Tenant shall indemnify and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, expenses or losses (including, without limitation, diminution on value of the Leased Premises, damages for loss or restriction on use of all or part of the Leased Premises, sums paid in settlement of claims, investigation of site conditions, or any cleanup, removal or restoration work required by any federal, state or local governmental agency, reasonable attorney's fees, consultant fees, and expert fees) which arise as a result of [omitted because stricken by parties] any other violation of any Hazardous Materials laws by Tenant. The indemnification contained herein shall also accrue to the benefit of the employees, agents, officers, directors and/or partners of Landlord.

                 D. Upon termination of this Lease and/or vacation of the Leased Premises, Tenant shall properly remove all Hazardous Materials and shall then provide to Landlord a copy of the closure report filed with the agency with jurisdiction over closure of the Leased Premises. [omitted because stricken by parties] Landlord shall grant to Tenant and its agents or contractors such access to the Leased Premises as is necessary to accomplish such removal and prepare such report.

                 E. "Hazardous Materials" shall mean (a) any chemical, material, substance or pollutant which poses a hazard to the Leased Premises or to persons on or about the Leased Premises or which [omitted because stricken by parties] is regulated by any Hazardous Materials Laws, and (b) any chemical, material or substance defined as or included in the definitions of "hazardous substances", "hazardous wastes", "extremely hazardous waste", "restricted hazardous waste", "toxic substances", "regulated substance", or words of similar import under any applicable federal, state or local law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the





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Comprehensive Environmental Response, Compensation and Liability Act of 1980,
as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recovery Act as amended, 42 U.S.C. Sec 6901, et seq.; the Solid Waste Disposal Act, 42 U.S.C. Sec. 6991 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq.; and Sections 25-15-101, et seq., 25-16- 101, et seq., 25-7-101, et seq., and 25-8-101, et
seq., of the Colorado Revised Statutes. "Hazardous Materials Laws" shall mean any federal state or local laws, ordinances, rules, regulations, or policies (including, but not limited to, those laws specified above) relating to the environment, health and safety or the use, handling, transportation, production, disposal, discharge or storage of Hazardous Materials, or to industrial hygiene or the environmental conditions on, under or about the Leased Premises. Said term shall be deemed to include all such laws as are now in effect or as hereafter amended and all other such laws as may hereafter be enacted or adopted during the term of this Lease.

                 F. All obligations of Tenant in this Paragraph 4I shall survive and continue after the expiration of this Lease or its earlier termination for any reason.

                 G. Tenant further covenants and agrees that it shall not install any storage tank (whether above or below the ground) on the Leased Premises without obtaining the prior written consent of the Landlord, which consent may be conditioned upon further reasonable requirements imposed by Landlord with respect to, among other things, compliance by Tenant with any applicable laws, rules, regulations or ordinances and safety measures or financial responsibility requirements applicable to the proposed storage tank.

                 H. Should any local governmental entity having jurisdiction over the Leased Premises require an environmental audit or report if Tenant's operations during the occupancy of the Leased Premises by the Tenant, such cost of the audit or report shall be the sole responsibility of the Tenant.

                 I. Notwithstanding anything to the contrary contained in this Paragraph 41, Tenant shall not be responsible for any conditions which existed prior to its tenancy, nor shall it be responsible if conditions which are determined not to be caused by action or inaction of Tenant.

         42. Entire Agreement. It is expressly understood and agree by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions, and understandings between Landlord and/or its agents and Tenant relative to the Leased Premises and that there are no promises, agreements, conditions, or understandings either oral or written, between them other than that are herein set forth.

         43.  [omitted because stricken by parties]

         44. Estoppel Certificates. Within no more than ten (10) business days after receipt of written request, the Tenant shall furnish to the owner a certificate, duly acknowledged, certifying, to the extent true:

         A.  That this Lease is in full force and effect.
         B. That the Tenant knows of no default hereunder on the part of the owner, or if it has reason to believe that such a default exists, the nature thereof in reasonable detail.
         C. The amount of the rent being paid and the last date to which rent has been paid.
         D. That this Lease has not been modified, or if it has been modified, the terms and dates of such modifications.
         E.  That the term of this Lease has commenced.
         F.  The commencement and expiration dates.
         G.  Whether all work to be performed by the owner has been completed.
         H.  Whether the renewal term option has been exercised if applicable.
         I. Whether there exist any claims or deductions from, or defenses to, the payment of rent.
         J.  Such other matters as may be reasonably requested by owner.

If the Tenant fails to execute and deliver to the owner a completed certificate as required under this section, Tenant's failure shall be deemed to be a default hereunder. [omitted because stricken by parties]

         45. Financial Statements. As reasonably requested by the Landlord, and not more than once each calendar year, Tenant shall provide copies of its most recent financial statements and shall also provide Landlord with up to three (3) prior years of financial statements, if so requested. Landlord shall keep all such financial statements confidential.

         46.  Lease Exhibits Attached.  This Lease includes the following Lease





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Exhibits which are incorporated herein and made a part of this Lease Agreement:

         Exhibit "A" - Site Plan Depicting Area
         Exhibit "B" - Interior Space Plan
         Exhibit "C" - Landlord and Tenant's Construction Obligations Exhibit "D" - Sign Code Obligations
         Exhibit "E" - Additional Terms and Conditions
         Exhibit "F" - Option to Renew
         Exhibit "G" - Standard Specifications


         47. Miscellaneous. All marginal notations and paragraph headings are for purposes of reference and shall not affect the true meaning and intent of the terms hereof. Throughout this Lease, wherever the words "Landlord" and "Tenant" are used they shall include and imply to the singular, plural, persons both male and female, companies, partnerships and corporations, and in reading said Lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said Lease.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date hereof.

LANDLORD:  GB VENTURES
   -----------------------------------------------------------

By: /s/ GERALD P. LEE
   -----------------------------------------------------------
         GERALD P. LEE


TENANT:   HESKA CORPORATION, A CALIFORNIA CORPORATION
       -------------------------------------------------------

By: /s/ DEBORAH E. ROLLINS, Vice President & General Counsel
   -----------------------------------------------------------




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                       ENVIRONMENTAL INDEMNITY AGREEMENT

THIS INDEMNITY is given as of this 11th day of July, 1996, by Heska Corporation ([omitted because stricken by parties] " Tenant," whether one or more), to and for the benefit of GB Ventures ("Landlord").

         WHEREAS, GB VENTURES is Landlord under a proposed Lease Agreement dated July 11, 1996, ("the Lease") in which Heska Corporation, a California Corporation is the proposed tenant ("Tenant"), regarding the Leased Premises commonly known as 1825 Sharp Point Drive, Fort Collins, CO 80525 ("Leased Premises"); and

         WHEREAS, Landlord is unwilling to enter into the Lease with Tenant unless the Tenant agrees to the indemnities hereinafter provided.

         NOW, THEREFORE, in consideration of the matters recited above and to induce Landlord to enter into the Lease with Tenant, Tenant undertakes and agrees as follows:

         1. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all suits, actions, legal or administrative proceedings, demands, claims, judgements, damages, penalties, fines, costs, liabilities, expenses or losses which arise during or after the lease term as a result of or in connection with the presence, use, storage, disposal, transportation by Tenant, its agents, employees or contractors or discharge, by or on behalf of Tenant, of any Hazardous Materials (as defined in the Lease) in violation of Hazardous Materials Laws on, in or under [omitted because stricken by parties] all or any portion of the Leased Premises or any surrounding areas, [omitted because stricken by parties] or any breach by Tenant of the provisions concerning Environmental Considerations as contained in paragraph 41 of the Lease, or the failure of the Tenant to comply with any applicable Hazardous Materials Laws (as defined in the Lease) with regard to the storage, use, handling, including transportation, or disposal of any Hazardous Material by Tenant, its agents, employees or contractors, or otherwise resulting from or arising out of any action or non-action of Tenant or Tenant's operations on the Leased Premises in violation of the terms of this Lease.

         Without limiting the generality of the foregoing, it is expressly agreed by [omitted because stricken by parties] Tenant that such indemnity shall also include the following to the extent attributable to the storage, use, handling or disposal, including transportation, of any Hazardous Material by Tenant, its agents, employees or contractors: diminution in value of the Leased Premises, damages for loss or restriction on use of rental or useable space or any amenity of the Leased Premises, damages arising from any adverse impact on marketing of space or delay in delivering possession to a subsequent tenant or purchaser, restoration of the Leased Premises to a condition not materially different from its original contour, appearance and condition; costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency, political subdivision, court order or lender of the Landlord; costs of removal and lawful disposal off site of all Hazardous Materials; all sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees.

         The foregoing indemnities shall survive termination or expiration of the Lease and shall also accrue to the benefit of the employees, agents, officers, directors and/or partners of Landlord for a period of three (3) years.

         2. [omitted because stricken by parties] Tenant agrees to pay to Landlord, from time to time, within twenty (20) days after receipt of demand therefor, an amount equal to any and all expenses therefore incurred by Landlord for which Landlord is entitled to indemnification. Any sums not so paid shall thereafter bear interest at a rate of two percent (2%) per month until paid in full.

         3. The rights and remedies of Landlord under this indemnity shall be in addition to any rights or remedies available to Landlord under the terms of the Lease. The obligations of [omitted because stricken by parties] Tenant hereunder shall not be affected or impaired by: (i) the assertion by Landlord against Tenant of any rights or remedies reserved to Landlord pursuant to provisions of the Lease; (ii) the commencement of summary or any other proceedings against Tenant; (iii) failure of the Landlord to enforce any of its rights against Tenant pursuant to the Lease or otherwise; (iv) the granting by Landlord of any extensions of time to Tenant; (v) the assignment or transfer of the Lease by Tenant; (vi) with release or discharge of Tenant from its obligations under the Lease in any creditors', receivership, bankruptcy or other proceedings or the commencement or pendency of any such proceedings; or
(vii) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of tenant's liability under the Lease, resulting from the operation of any present or future bankruptcy code or other statute, or from the decision of any court.





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         4. [omitted because stricken by parties]

         5. All notices for or allowed hereunder shall be deemed given and received with (a) personally delivered, or (b) at the time the same is deposited in the United States mail, postage prepaid, first class mail, or addressed to the applicable party at the address indicated below for such party, or as to each party, at such other address as shall be designated by such party in a written notice to the other party:

         If to Tenant, to:

         Heska Corporation
         1825 Sharp Point Drive
         Fort Collins, CO 80525
         Attn:  President

         If to Landlord, to:

         GB Ventures
         4875 Pearl East Circle #300
         Boulder, CO 80301

         5. In the event of default in its obligations hereunder, Tenant agrees to reimburse Landlord for reasonable attorneys' fees and costs incurred by Landlord in the enforcement of such obligations.

         6. This Environmental Indemnity Agreement shall apply to the Lease and any extension or renewal thereof, and any holdover term following the term thereof, or any such extension or renewal.

         7. This Environmental Indemnity Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         8. The covenants and agreements herein contained shall extend to and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Environmental Indemnity Agreement on the day and year first above written.

                 BY: /s/ DEBORAH E. ROBBINS, Vice President & General Counsel
                    ----------------------------------------------------------
                 " Tenant"  HESKA CORPORATION, A CALIFORNIA CORPORATION

                 /s/ GERALD P. LEE
                 --------------------------------
                 "Landlord"





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                                  EXHIBIT "A"
                                     [MAP]





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                                  EXHIBIT "B"

                              INTERIOR SPACE PLAN

Landlord shall construct the space as mutually agreed upon by Landlord and Tenant. Notwithstanding anything to the contrary contained in this Exhibit B or the Lease, "Substantial Completion" of the construction contemplated by the foregoing sentence shall be the date by which all of the following have occurred: (i) Landlord has substantially completed the "Tenant Improvements" (as defined below) in accordance with this Exhibit B; (ii) there remains no incomplete or defective item of Tenant Improvements that would adversely affect Tenant's intended use of the Premises; (iii) Landlord has delivered legal possession of the Premises and the Tenant Improvements to Tenant; (iv) Tenant shall have the right to enter the Leased Premises prior to the completion of the Tenant Finish for the purpose of installing telephone and network cabling and leasehold improvements. Such right shall in no way interfere with Landlord's ability to complete the Tenant Improvements as scheduled. Such entry shall be coordinated with Mike Blank of Rincon Development, Inc. who shall be doing the Tenant Finish work. (v) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Leased Premises and the Tenant Improvements for Tenant's intended use.

         "Substantial Completion" shall not be meant to include any i) installation of lab furniture, fixtures and equipment; ii) installation of any office furniture, fixtures and equipment required by Tenant.

         Landlord shall provide an allowance for, and shall construct, the improvements ("Tenant Improvements") described in the plans and specifications attached to this Lease as Exhibit B-1. The allowance for such construction ("Tenant Improvements Allowance") shall not exceed the sum of Three Hundred Two Thousand Four Hundred Dollars ($302,400). Notwithstanding anything to the contrary contained in this Exhibit, the cost of the Tenant Improvements "Tenant Improvements Cost") subject to the Allowance shall not include (and Tenant shall have no responsibility for) the following:

         (i) Costs attributable to (A) building shell construction; (B) improvements installed outside the demising walls of the Leased Premises unless
(1) necessitated by Tenant Improvements made inside the demising walls of the Leased Premises; or (2) requested by Tenant or as shown in the approved working drawings; and (C) Improvements installed "off- site" (such as streets, curbs, gutters, traffic lights, lights for parking and street lighting);

         (ii) Costs for improvements which are not shown on or described in the approved working drawings unless otherwise approved by Tenant.

         (iii) Costs incurred to remove Hazardous Materials from the Leased Premises or the surrounding area unless the presence of such materials was caused by Tenant or its agents, contractors, employees or invitees in violation of Hazardous Materials Laws (as defined in the Lease);

         (iv) Attorneys' fees incurred in connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs of legal and arbitration proceedings to resolve construction disputes with third parties;

         (v) Loan fees, mortgage brokerage fees, interest and other costs of financing construction costs;

         (vi) Costs incurred as a consequence of delay (unless the delay is caused by Tenant, its agents, contractors, employees or invitees) or construction defects;

         (vii) Costs recoverable by Landlord upon account of warranties and insurance;

         (viii) Restoration costs in excess of insurance proceeds as a consequence of casualties unless the casualty is caused by Tenant, its agents, contractors, employees or invitees; and

         (ix) Penalties and late charges attributable to the failure to pay construction costs in accordance with this Exhibit except to the extent such penalties and late charges arise due to delays caused by Tenant, its agents, contractors, employees or invitees.

         The Tenant Improvements shall be constructed in accordance with such attached plans and specifications and all applicable Law (as defined in Paragraph 7 of the Lease), in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Within thirty (30) days after the Commencement Date, Tenant shall have the right to submit a written "punch list" to Landlord, setting forth any defective item of construction, and Landlord shall promptly cause such items to be corrected.

         Notwithstanding anything to the contrary contained in the Lease, Tenant's acceptance of the Demised Premises or submission of a "punch list" shall not be deemed a waiver of Tenant's right to have defects in the Tenant Improvements or the Premises repaired at no cost to Tenant. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable. Landlord also hereby assigns to Tenant all warranties with respect to the Premises, including warranties which would reduce Tenant's maintenance obligations under this Lease, and shall cooperate with Tenant to enforce all such warranties.

         Also notwithstanding anything to the contrary contained in the Lease, at the Commencement Date, the Leased Premises shall conform to all requirements of covenants, conditions, restrictions and encumbrances ("CC&R's"), all underwriters' requirements and Laws (as defined in Paragraph 7 of the Lease) applicable thereto, including, without limitation, all Laws governing Hazardous Materials.





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                                  EXHIBIT "C"


                 LANDLORD AND TENANT'S CONSTRUCTION OBLIGATIONS


LANDLORD

Landlord shall complete the Leased Premises per Exhibit "B" and per the attached set of "Standard Lease Space Specifications" for Office Buildings.

TENANT

Tenant shall be responsible for the cost of any change order which increases the cost of the work in excess of the Tenant Improvements Allowance shown on Exhibit "B" or which increases the cost of the Landlords Standard Lease Space Specifications. If Tenant should make any changes which increase such cost it shall pay to the Landlord such sum within 15 days of occupancy of the Leased Premises. Landlord shall have the obligation to notify Tenant in writing of any changes which will obligate the Tenant to any such additional costs.





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                                  EXHIBIT "D"

                                    [PLANS]





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                                  EXHIBIT "E"

                        ADDITIONAL TERMS AND CONDITIONS



1. This Lease Agreement is contingent upon Landlord receiving a signed and duly authorized and executed original of same on or before July 12, 1996. If a duly authorized and executed Lease Agreement is not received by Landlord on or before said date, this Lease Agreement shall be null and void and neither party shall be subject to any further obligation or liability hereunder.

2. Tenant shall provide to Landlord all appropriate plans and specifications, mutually approved by Tenant and Landlord, and in form ready to submit to the City of Fort Collins for issuance of building permit, not later than November 1, 1996. Notwithstanding any other term or condition of this Lease Agreement to the contrary, if Tenant does not timely provide such plans and specifications, or if such plans and specifications are not in form ready for submittal to the City, [omitted because stricken by parties] and as a result of Tenant's failure in either instance substantial completion of the improvements on the Leased Premises and/or delivery of possession of the Leased Premises is delayed beyond February 1, 1997, Tenant shall be deemed responsible for such delay, and consequently, Tenant's obligation for payment of base rent under this Lease shall in such event commence on February 1, 1997, without regard to whether the improvements are substantially completed or possession of the Leased Premises has been delivered to Tenant. Notwithstanding the forgoing, Tenant's obligation to commence payment of base rent on February 1, 1997 shall not become effective until substantial completion of the improvements if substantial completion has not occurred by such date due to a force majeure delay or to a delay caused solely by Landlord.





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                                  EXHIBIT "F"

                                OPTION TO EXTEND


Tenant shall have the option to extend the Lease Agreement from 12:00 noon on 10/1/2004 to 12:00 noon on 10/1/2007 ("Option Period One") and a second option from 12:00 noon on 10/1/2007 to 12:00 noon on 10/1/2010 ("Option Period Two"). In the event the Tenant desires to exercise said option, Tenant shall give written notice of such exercise to Landlord not later than 10/1/2003 for Option Period One and 10/1/2006 for Option Period Two. See below for Option(s) Term Rent. In the event of such exercise, the Lease Agreement, including all amendments, shall be automatically extended for the additional term. Notwithstanding the foregoing, this option shall be void and of no force or effect if the Tenant is in default hereunder, beyond applicable cure periods, either as of the date of the Tenant's exercise of said option or as of the date of the commencement of the option or additional term.

Option Term Rent:  Tenant shall pay the following rent for the Leased Premises:

Landlord and Tenant will attempt to agree upon a Fair Market Rental Value of the Leased Premises satisfactory to both parties within thirty (30) days of Tenant's exercise of its option. If no agreement can be reached by the parties during that period, then the Base Monthly Rental for the Option Term shall be determined by the Fair Market Rental Value of the Leased Premises as determined by comparison to premises of similar size located in or near the City of Boulder, Colorado, having comparable development, use and density capability and such other characteristics as may be deemed relevant by a subject appraiser whose selection is outlined herein.

Landlord shall select an independent MAI real estate appraiser with at least ten (10) years experience in appraising commercial real property in the City of Boulder, Colorado (a "Qualified Appraiser"). The Qualified Appraiser selected by the Landlord shall be referred to as the "Landlord's Appraiser". Within thirty (30) days of being selected by the Landlord, the Landlord's Appraiser shall determine the Fair Market Rental Value of the Leased Premises in accordance with the appraisal standards set forth above and shall immediately give the Landlord and the Tenant written notification of his determination.

If the Tenant agrees with the Landlord's Appraiser's determination of the Fair Market Rental Value, the new Base Monthly Rental shall become effective beginning with the first month of the Option Term. If the Tenant does not agree with the Landlord's Appraiser's determination of Fair Market Rental Value, the Tenant shall have the right to select its own Qualified Appraiser to determine the Fair Market Rental Value. If the Tenant does elect to appoint a Qualified Appraiser (the "Tenant's Appraiser"), the Tenant shall select the Tenant's Appraiser within thirty (30) business days after receiving the Landlord's Appraiser's determination of the Fair Market Rental Value. The Tenant's Appraiser shall make his own determination of the Fair Market Rental Value in accordance with the provisions set forth above, within 30 business days of being selected by the Tenant and shall immediately give the Landlord and the Tenant written notice of his determination.

If the Fair Market Rental Value as determined by the Landlord's Appraiser and the Tenant's Appraiser, respectively, differ by an amount which is equal to or less than 5% of the Fair Market Rental Value determined by the Landlord's Appraiser, then the arithmetic mean of the two Fair Market Rental Values shall constitute the Fair Market Rental Value used to calculate the new Base Monthly Rental which will in effect for the Option Term. If the Fair Market Rental Value determined by the Landlord's Appraiser and the Tenant's Appraiser, respectively, differ by an amount which is greater than 5% then, within ten
(10) business days after the Landlord's Appraiser and the Tenant's Appraiser's determination of the Fair Market Rental Value, the Landlord's Appraiser and the Tenant's Appraiser shall agree upon and select a third Qualified Appraiser who shall be independent of and have no prior or existing affiliation or relationship with either the Landlord or the Tenant (the "Independent Appraiser"). Within ten (10) business days of being appointed, the Independent Appraiser shall, after exercising his best professional judgement, choose either the Landlord's Appraiser's or the Tenant's Appraiser's determination of Fair Market Rental Value which the Independent Appraiser believes, in his best professional judgement, best represents the Fair Market Rental Value at that point in time. Upon making such a selection, the Independent Appraiser shall immediately give the Landlord and the Tenant written notice of this selection of the Fair Market Rental Value. The Fair Market Rental Value selected by the Independent Appraiser shall be used to calculate the new Base Monthly Rental which will be in effect during the Extension Option, and such selection by the Independent Appraiser shall be binding and conclusive upon the Landlord and the Tenant.

All appraisal fees required hereunder shall be shared equally by the Landlord and the Tenant.





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                                  EXHIBIT "G"

                      STANDARD LEASE SPACE SPECIFICATIONS

The following are standard specifications for the Leased Premises herein defined.

GENERAL

         A. The leased space design/layout will conform to the Architectural drawings.

         B. All work performed to complete the Leased Premises will be in accordance with all applicable codes and regulations.

         C. Demising, corridor and partition walls separating offices from warehouse space to be 3-5/8" metal studs at 24" o.c. with 5/8" gypsum wallboard on each side. Partitions to have acoustical sealant at joints and sound attenuation batting between studs from floor to structure above. Partitions to receive typical partition finish.

         D. 1) Building interior space may be divided into fire containment areas. It is the responsibility of the Tenant to conform to all applicable regulations and fire codes, including, but not limited to, maintaining egress requirements during the term of occupancy.

                 2) Fire containment walls to be 3-5/8" metal studs at 24" o.c. with 5/8" gypsum wallboard on each side. Walls to extend from floor to underside of structure above. Doors in fire containment walls to be twenty minute fire rated, solid core oak veneer with closer and metal jambs.

         E. Tenant will be responsible for identifying any equipment or areas requiring additional or special ventilation, lighting or electrical service prior to space planning.

OFFICE AREAS

         A.      INTERIOR PARTITIONS.

                 1. 3-5/8" metal studs at 24" o.c. from floor to underside of ceiling with 5/8" gypsum wallboard on each side.

                 2. All concrete block walls in office area to be furred and sheathed as interior partitions above unless otherwise noted on Architectural drawings.

         B.      PARTITIONS FINISH

                 All interior partitions, not pre-finished, will receive paint. Paint to be Landlord's standard, two finish coats over one primer coat. Color to be selected by Tenant from among choices pre-selected by Landlord.

         C.      CEILING

                 To be suspended acoustical tile, 2'X4' omni fissured. Tile and metal grid to be white.

         D.      FLOOR COVERING

                 1. Carpet to be Landlord's standard. Installation to be glue down. Color to be selected by Tenant from among choices pre-selected by Landlord. Base at carpet to be 2-1/2" high solid oak, finish to match doors.

                 2. Resilient flooring to be Landlord's standard. 12"X12"X1/8". Color to be selected by Tenant from among choices pre-selected by Landlord. Base at resilient flooring to be Roppe 2-1/2" rubber cove.

         E.      INTERIOR DOORS

                 All interior doors to be solid core flush panel oak veneer with 3 coats natural color lacquer finish. Frames to be timely metal. Door sizes to be 3'-0" X 7'-0" X 1-3/4" unless otherwise noted on architectural drawings.

         F.      DOOR HARDWARE

                 To be sargent 6 line Orbital series, 26D brushed chrome or equal.





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                 All entry doors to have keyed cylinder lock sets.  All office, conference, and storage room doors to have passage lock set. Restrooms to have privacy lock. All doors to have 1-1/2 pair 4" hinges and 1 Ives concave wall stop $407 1/2, or equal, stainless steel finish.

         G.      LIGHTING

                 To be 2' X 4' 4 lamp, recessed, fluorescent light fixture with acrylic lens.

         H.      ELECTRICAL/PHONE

                 Outlet locations as shown on Architectural drawings. All outlets, outlet covers, switches and switch plate covers to be white.

         I.      COMPUTER/TELEPHONE OUTLETS

                 Outlets to consist of empty junction box with 1/2" conduit stubbed above ceiling.

         J.      TELEPHONE/COMPUTER LINES AND CABLING

                 Wiring and installation to be provided by Tenant. 3/4" plywood phone board to be provided and installed by Landlord for telephone installation.

RESTROOMS

         A.      CONSTRUCTION AND FINISHES

                 To be per office area specifications except as follows:

                 1. Partitions and ceiling to receive 5/8" water resistant gypsum wallboard.

                 2. Walls to have 2 coats of epoxy paint from floor to 4'-0" above floor. Remaining wall surface and ceiling to have 2 finish coats of semi-gloss acrylic over one primer coat. Color to be white.

                 3. Ceiling structure to be metal stud joists bearing on partition wall. Ceiling structure to support unit water heater for restroom. Ceiling height to be maximum allowable.

                 4. Counter tops to have plastic laminate finish with color to be selected by Tenant from among choices pre-selected by Landlord.

         B.      PLUMBING FIXTURES

                 1.       Toilet - Armitage Shanks, white, model #109 or equal.

                 2. Lavatory - Armitage Shanks model #308, white, 19" shelf rimming china lavatory with Price Pfister #H43-121 faucet or equal.

                 3. Lavatory - American Standard wall hung Royalyn Vitreous China 3 hole #1024.121 (20" X 18") with Delta handle faucet #2520 or equal.

                 4. Urinal - Kohler model #402, white with Zorn flush valve or equal.

         C.      ACCESSORIES

                 1. Mirror - Full HGT and with mirror with metal edge trim as shown on Architectural Drawings.

                 2. Mirror - Bobrick stainless steel channel frame mirror #B-165-1830 (18" X 30") or equal.

                 3. Paper Towel Dispenser/Disposal - Bobrick B-369 recessed, stainless steel satin finish or equal.

                 4. Toilet Tissue Dispenser - Bobrick B-388 recessed, stainless steel satin finish or equal.

                 5. Utility Hook - Bobrick #B-670 polished stainless steel or equal mounted interior side of toilet and shower stall doors (if applicable) 66" above finished floor.





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                 6.       Grab Bars - Bobrick #B-490, stainless steel satin
                          finished or equal.

         D.      LIGHTING

                 One surface mounted 2 tube fluorescent fixture with acrylic lens in drywall light valance over lavatory. Ceiling fixture, if called for in architectural drawings, to be 2 tube fluorescent with acrylic wrap lens.

         E.      ELECTRICAL


MECHANICAL/ELECTRICAL

         A.      HEATING AND COOLING

                 The interior premises are heated and cooled by one or more roof-mounted mechanical units. The sizing of the mechanical units are designed to provide one (1) ton of cooling for every three hundred and eighty-three (383) square feet of floor area; provided that the internal load does not exceed three
                 (3) watts per square foot. Individual thermostat control shall be centrally controlled allowing for automatic setback capabilities with external dial-in monitoring provided for the interior premises, with control areas not to exceed two thousand (2,000) square feet in size. Based upon the above, the system shall maintain a minimum temperature of 65 degrees Fahrenheit and a maximum temperature of 75 degrees fahrenheit in the separate rooms within the Leased Premises, so long as the minimum exterior temperature shall not be below zero degrees fahrenheit and the maximum exterior temperature shall not be below zero degrees fahrenheit and the maximum exterior temperature shall not be in excess of 100 degrees fahrenheit.

         B.      ELECTRICAL

                 Standard electrical service provided to the building to the 120/208 volt, three phase, four wire. No additional service to be provided for Tenant equipment unless otherwise noted. One (1) light switch per office is provided. Circuitry design is normally laid out to allocate 6 to 8 duplex outlets per 20 amp circuit.

         C.      ELECTRICAL OUTLETS

                 Restrooms to have one duplex electrical outlet. See Architectural drawings for outlet locations in other areas.

         D.      LIGHTING

                 Finished rooms, other than restrooms and storage areas will be lighted with 2'X4' recessed, 4 lamp, fluorescent fixtures.

                 All fixtures to be provided initially with lamps. Lights and switch locations will be shown on Architectural drawings.

SUPPLEMENTAL ITEMS

         A.      COFFEE BAR

                 1. Base and upper cabinets to be Merrillat brand with style to be chosen by Landlord.

                 2. Countertop and splash to be plastic laminate finish with color to be selected by Tenant from among choices pre-selected by Landlord.

                 3. Kitchen sink, Dayton Kingsford #K-11515 single compartment sink with Delta #2171 faucet or equal.

         B.      SHOWER STALL

                 Universal Rundle #6852, 36" unit fiberglass shower stall with glass shower door or equal. When shoer stalls are provided substitute a 30 gallon hot water heater for the standard 6 gallon hot water heater.

         C.      PARTIAL HEIGHT PARTITIONS

                 Partial height partitions to be 3-5/8" metal studs with 5/8" gypsum wallboard on each side of 1X oak cap. Finish to match full height partitions and oak base. See Architectural drawings for detail. Vertical posts will be provided as necessary for stability.





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